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                                                                    EXHIBIT 10.1



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


        AMENDMENT dated as of March 5, 1998 to the Credit Agreement dated as of May 10, 1996 (the "CREDIT AGREEMENT") among ALLERGAN, INC. (the "COMPANY"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

        WHEREAS, the parties hereto desire to amend the Minimum Consolidated Net Worth covenant in the Credit Agreement (i) to reset the required amount to reflect the Company's current net worth and (ii) to adjust for the effect of a special dividend (consisting of callable shares of Allergan Specialty Therapeutics, Inc.) that the Company may distribute to its shareholders in the first quarter of 1998;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

        SECTION 2. Minimum Consolidated Net Worth. Section 5.09 of the Credit Agreement is amended to read as follows:

             SECTION 5.09. Minimum Consolidated Net Worth. Consolidated Net Worth will at no time be less $651,000,000; provided that the foregoing amount shall be:

                      (i) increased at the end of each of the Company's fiscal
               years ending after December 31, 1997, by 50% of Consolidated Net Income (if positive) for such fiscal year;

                      (ii) increased by 100% of the amount by which Consolidated
               Net Worth is increased from time to time after December 31, 1997 as a result of the issuance or sale of the Company's capital stock; and

                      (iii) reduced by 100% of the amount by which Consolidated
               Net Worth is decreased during the first fiscal quarter of 1998 as a result of any contribution by the Company to Allergan Specialty Therapeutics, Inc. and/or any distribution of callable shares of Allergan Specialty Therapeutics, Inc. as a special dividend to the company's shareholders; provided that such reduction shall not exceed $200,000,000.

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        To the extent that the reduction referred to in clause (iii) above results from charges that reduce the Company's Consolidated Net Income, the amount thereof shall be added back to the Company's Consolidated Net Income for 1998 for purposes of clause (i) above.

        SECTION 3. Financial Information. Section 4.04 of the Credit Agreement is amended to read as follows:

               SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of September 30, 1997 and the related consolidated statements of earnings and cash flows for the nine months then ended, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles (except for the absence of notes), the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such nine-month period (subject to normal year-end adjustments).

               (b) Excluding the effect of any contribution and/or special dividend referred to in Section 5.09(iii), there has been no material adverse change since September 30, 1997 in the business, financial position, assets, liabilities or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

        SECTION 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

        SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ALLERGAN, INC.                          ALLERGAN, INC.


By: /s/ Gary Prem                       By: /s/ Jeffrey L. Edwards
    ---------------------------             ------------------------------------
     Name: Gary Prem                    Name: Jeffrey L. Edwards
     Title: Assistant Treasurer         Title: Vice President, Treasurer


                                        MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK


                                        By: /s/ Diana H. Imhof
                                            ------------------------------------
                                            Name: Diana H. Imhof
                                            Title: Vice President


                                        BANK OF AMERICA NATIONAL
                                            TRUST AND SAVINGS ASSOCIATION


                                        By: /s/ Therese A. Fontaine
                                            ------------------------------------
                                            Name: Therese A. Fontaine
                                            Title: Vice President


                                        CITICORP USA, INC.


                                        By: /s/ Connie R. Pecsar
                                            ------------------------------------
                                            Name: Connie R. Pecsar
                                            Title: Vice President


                                        ABN AMRO BANK N.V. LOS ANGELES
                                        INTERNATIONAL BRANCH


By: /s/ Paul K. Stimpfl                 By: /s/ John H. Penfield
    ---------------------------             ------------------------------------
    Name:  Paul K. Stimpfl                  Name: John H. Penfield
    Title: Vice President                   Title: Vice President


                                        UNION BANK OF SWITZERLAND,
                                            NEW YORK BRANCH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By: /s/ Steven M. Takei
                                            ------------------------------------
                                            Name: Steven M. Takei
                                            Title: Senior Vice President


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